PubMatic Reports Preliminary First Quarter 2026 Revenue and Adjusted EBITDA Results Above Guidance; Announces Global CRO Search

NO-HEADQUARTERS/REDWOOD CITY, Calif.--(BUSINESS WIRE)--Apr. 22, 2026-- PubMatic, Inc. (Nasdaq: PUBM), the leading AI-powered ad tech company delivering digital advertising performance, today reported preliminary unaudited results for revenue and Adjusted EBITDA in the first quarter of 2026, and announced leadership transitions to position the company for its next phase of growth.
Strong Q1 Results Reflect Business Momentum
The Company expects first quarter 2026 revenue to be approximately $62.4 million, with approximately $2.5 million in adjusted EBITDA. These figures exceed PubMatic’s previously-issued first quarter 2026 guidance of $58.0 million to $60.0 million in revenue and $(0.5) to $1.0 million in adjusted EBITDA. These results highlight strong execution across the business and leadership in agentic advertising.
"Agentic AI is creating a structural shift that is redefining the entire digital advertising market. Our AI solutions are seeing the fastest adoption of any product launch in our history," said Rajeev Goel, co-founder and CEO of PubMatic. "This momentum is creating a unique opportunity to evolve our organization to best serve this transformation."
Strategic Organizational Evolution
As PubMatic enters this period of transformation, the company is taking the opportunity to evolve its go-to-market structure. Two valued members of PubMatic's leadership team have decided to transition out of their roles. After 15 years at PubMatic, Chief Growth Officer Paulina Klimenko is stepping down to focus on her health. Chief Revenue Officer for the Americas Kyle Dozeman is departing to pursue an entrepreneurship opportunity. Both transitions reflect personal priorities and come at a moment when the company's strong execution and strategic clarity create an ideal opportunity for organizational evolution.
To position the organization to capitalize on the accelerating momentum, PubMatic has retained Heidrick & Struggles to conduct a search for a global Chief Revenue Officer. The company intends to consolidate all revenue-generating functions under this global Chief Revenue Officer, positioning the organization for accelerated, long-term profitable growth across the business.
“I’m incredibly proud of what we’ve built together at PubMatic over the past 15 years,” said Paulina Klimenko, Chief Growth Officer. “The business is in a strong position, and now is the right time for me to focus on my health. I’m confident in the team and excited to see the company scale new heights from here.”
“I’ve been honored to lead our Americas business and witness the acceleration in AI adoption and CTV momentum firsthand,” said Kyle Dozeman, Chief Revenue Officer, Americas. “The strength of our organization and clarity of our direction made this the right time to pursue an exciting entrepreneurship opportunity. I’m grateful for the 13 years I’ve spent here, and confident the team will continue to thrive.”
Paulina Klimenko will remain in her role through July 2026 to ensure a structured transition. Kyle Dozeman will remain with PubMatic through the end of May, and continue in an advisory capacity thereafter. Chief Revenue Officers Emma Newman (EMEA) and Jason Barnes (APAC) will continue to lead their respective regions.

“Paulina and Kyle are exceptional leaders who have been instrumental in building our business and culture,” continued Rajeev Goel. “I’m grateful for their contributions and wish them the best in what comes next for them. As we move forward, we remain deeply focused on execution, putting our customers first, and delivering the trust, innovation, and advertising performance they expect. We have a tremendous opportunity in front of us, and I’m confident in the strength of our organization and strategic direction.”
Earnings Call and Full Results
As previously announced, PubMatic will release its audited financial results for the quarter ended March 31, 2026 after market close on Thursday, May 7, 2026. On that day, PubMatic will host a webcast at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss the company’s financial results. A live and archived webcast can be accessed from the News & Events section of PubMatic’s Investor Relations website: https://investors.pubmatic.com.
Non-GAAP Financial Measures
To supplement its financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), PubMatic uses certain non-GAAP financial measures, including adjusted EBITDA. PubMatic believes these non-GAAP measures provide useful information about its operating performance, enhance comparability across periods, and assist investors in evaluating the Company’s core business results. However, these measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, GAAP financial information.
Adjusted EBITDA is defined as net income (loss) adjusted for stock-based compensation expense, depreciation and amortization, litigation-related expenses, interest income, and provision for (benefit from) income taxes.
Because this press release presents only preliminary results, a full reconciliation of non-GAAP measures to their most directly comparable GAAP measures is not available. A reconciliation will be provided in PubMatic’s complete first quarter 2026 earnings press release, expected to be released on May 7, 2026.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “should,” “will,” “would” or similar expressions. Forward-looking statements in this press release include, but are not limited to: the Company’s preliminary and expected first quarter 2026 revenue and adjusted EBITDA results; completion of the Company’s quarter-end financial closing procedures; the expected date of the Company’s full first quarter 2026 earnings release; the Company’s leadership transition and global CRO search; and the Company’s expectations regarding its business strategy, growth opportunities, and long-term revenue growth.
These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from those expressed or implied. Such factors include, but are not limited to: completion of the Company’s normal quarter-end financial closing procedures; potential adjustments arising from the application of accounting principles or from the review by the

Company’s independent registered public accounting firm; changes in the digital advertising industry, competitive conditions, and macroeconomic environment; the Company’s ability to attract and retain qualified leadership; and other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in the Company’s subsequent reports filed with the SEC.
The forward-looking statements in this press release represent the Company’s views as of the date of this press release. PubMatic undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as may be required by applicable law or regulation.
Preliminary Results
The Company’s preliminary unaudited financial results in this press release for the first quarter ended March 31, 2026 are preliminary, unaudited and subject to completion, and may change as a result of management’s continued review. Such preliminary results are subject to the finalization of quarter-end financial and accounting procedures. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results may materially differ from the actual results when they are completed and publicly disclosed. These preliminary results should not be viewed as a substitute for the Company's full first quarter financial statements and do not present all information necessary for a complete understanding of financial performance.

About PubMatic
PubMatic is the leading AI-powered ad tech company delivering digital advertising performance. Through an intelligent, unified platform that connects buyers, publishers, data partners, and commerce media networks, PubMatic delivers superior performance with greater transparency, control, and efficiency. Since 2006, PubMatic has pioneered major advances in programmatic advertising, from enabling the first OpenRTB transactions to embedding AI-driven optimization and privacy-focused innovation across its platform. With omnichannel scale, proven reliability, and a track record of continuous innovation, PubMatic is building a more intelligent, profitable, and sustainable open internet. Built to Connect. Powered to Perform.
Investor Contact:
investors@pubmatic.com
Press Contact:
Purpose Worldwide
PubMatic@purposenorthamerica.com

Source: PubMatic, Inc.